UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2013

CAPSTONE FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54905	46-0684479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 Michelson Dr., Suite 700
Irvine, California 92612
(Address of Principal Executive Offices, including zip code)

1 (866) 798-4478
(Registrant’s telephone number, including area code)

Copies of Communications to:
Stoecklein Law Group, LLP
Columbia Center
401 West A Street, Suite 1150
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) FINRA approval, and (ii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 1.01                      Entry into a Material Definitive Agreement.

On December 9, 2013, the Company entered into a binding Letter of Intent (the “LOI”) to acquire a National Independent Broker-Dealer and Registered Investment Advisor ("RIA")  for the price of $2 million.

Pursuant to the LOI, at closing, the Company would acquire 100% of the issued and outstanding capital stock of the National Independent Broker-Dealer and RIA. A copy of the press release is attached hereto as Exhibit 99.1. In reference to the press release, Capstone Affluent Strategies is not a wholly owned subsidiary of the Company at this time. However, upon closing of the Merger Agreement as filed in Form 8-K Item 1.01 filed on December 13, 2013, Capstone Affluent Strategies will become a wholly owned subsidiary of the Company.

The LOI has certain binding obligations, including the acquisition consideration which is not subject to adjustment. However, the transaction is subject to various conditions to closing, including FINRA approval of a Rule 1017 Continuing Membership Application. Concurrent with the filing of the Continuing Membership Application, Capstone Financial Group, Inc. will prepare and file an Amended Form BD with the Securities and Exchange commission, FINRA and the State(s) Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virgin Islands, Virginia, Washington, West Virginia, Wisconsin, and Wyoming, indicating the 100 percent change in ownership of the company and listing the new officers and directors.

There can be no assurance that the transactions contemplated by the LOI will be consummated.

Item 9.01                      Exhibits.

Exhibit Number	Description
99.1	Text of press release issued by Capstone Financial Group, Inc. on December 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE FINANCIAL GROUP, INC.

By: /S/ Darin Pastor
Darin Pastor, CEO
Date:  December 13, 2013